UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2015

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of 6.875% senior notes due 2023

On May 21, 2015, Boyd Gaming Corporation (the “Company”) issued $750 million aggregate principal amount of 6.875% senior notes due 2023 (the “2023 Notes”). The 2023 Notes were sold in a public offering initially described on the Form 8-K filed May 8, 2015.

As previously announced, the Company is using a portion of the net proceeds from the offering to finance a tender offer for its 9.125% senior notes due 2018 (the “2018 Notes”), subject to the satisfaction of the conditions thereof. The Company intends to apply the balance of the net proceeds from the offering to repurchase any 2018 Notes that remain outstanding following the expiration of the tender offer and to repay a portion of the outstanding revolving balance on its bank credit facility. The Company may also use a portion of the net proceeds from the offering for general corporate purposes.

Indenture relating to 2023 Notes

The 2023 Notes were issued pursuant to a base indenture, the form of which was previously filed as an exhibit to the Form 8-K filed May 8, 2015, as supplemented by the supplemental indenture (the base and the supplemental indenture, together, the “Indenture”), each dated May 21, 2015, and each by and between the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee. The base indenture and the supplemental indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

The Indenture provides that the 2023 Notes will bear interest at a rate of 6.875% per annum, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 2023 Notes will mature on May 15, 2023 and will be fully and unconditionally guaranteed by the Company’s current and future Significant Subsidiaries (as defined in the Indenture).

Prior to May 15, 2018, the Company may redeem the 2023 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date, plus a make whole premium.

The Company may redeem some or all of the 2023 Notes at any time after May 15, 2018 at the redemption prices specified below, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date:

Twelve-month period beginning May 15,	Price
2018	105.156%
2019	103.438%
2020	101.719%
2021 and thereafter	100.000%

In addition, at any time prior to May 15, 2018, the Company may redeem up to 35% of the aggregate principal amount of the 2023 Notes at a redemption price equal to 106.875% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, up to, but excluding, the applicable redemption date, with the net cash proceeds that the Company raises in one or more equity offerings.

The Indenture contains covenants that, subject to exceptions and qualifications, among other things, limit the Company’s ability and the ability of its restricted subsidiaries (as defined in the Indenture) to (i) incur additional indebtedness or liens; (ii) pay dividends or make distributions or repurchase the Company’s capital stock; (iii) make certain investments; and (iv) sell or merge with other companies. Upon the occurrence of a change of control (as defined in the Indenture), the Company will be required, unless certain conditions are met, to offer to repurchase the 2023 Notes at a price equal to 101% of the principal amount of the 2023 Notes, plus any accrued and unpaid interest and Additional Interest (as defined in the Indenture), if any, to, but not including, the date of purchase. If the Company sells assets or experiences an event of loss, it will be required under certain circumstances to offer to purchase the 2023 Notes.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-acceleration to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the trustee or the holders of at least 25% in principal amount of the then outstanding 2023 Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the 2023 Notes.

The foregoing description of the Indenture is qualified in its entirety by reference to the terms of the Indenture. The foregoing description of the 2023 Notes is qualified in its entirety by reference to the terms of the 2023 Notes, the form of which is included as part of the supplemental indenture that forms a part of the Indenture attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

As described above under Item 1.01 hereto, the Indenture contains various restrictive covenants, including a covenant that, among other things, restricts the Company’s ability to pay dividends or make distributions or repurchase capital stock, subject to certain exceptions and qualifications.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture with respect to Senior Notes, dated May 21, 2015, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	First Supplemental Indenture dated May 21, 2015 governing the Company’s 6.875% senior notes due 2023, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.3	Form of 6.875% senior note due 2023 (included in Exhibit 4.2).

5.1	Opinion of Morrison & Foerster LLP regarding the 6.875% senior notes and guarantees thereof.

5.2	Opinion of McDonald Carano Wilson LLP regarding the 6.875% senior notes and guarantees thereof.

5.3	Opinion of Jones Walker LLP regarding the 6.875% senior notes and guarantees thereof.

5.4	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC regarding the 6.875% senior notes and guarantees thereof.

5.5	Opinion of Ice Miller LLP regarding the 6.875% senior notes and guarantees thereof.

5.6	Opinion of Brownstein Hyatt Farber Schreck, LLP regarding the 6.875% senior notes and guarantees thereof.

5.7	Opinion of Greenberg Traurig, LLP regarding the 6.875% senior notes and guarantees thereof.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

*        *        *

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) statements regarding the 2018 Notes, the 2023 Notes and the tender offer and solicitation for and redemption of the 2018 Notes. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) the Company’s financial performance. Additional factors are discussed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015	Boyd Gaming Corporation

/s/ Anthony D. McDuffie
Anthony D. McDuffie Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture with respect to Senior Notes, dated May 21, 2015, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2	First Supplemental Indenture dated May 21, 2015 governing the Company’s 6.875% senior notes due 2023, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.3	Form of 6.875% senior note due 2023 (included in Exhibit 4.2).

5.1	Opinion of Morrison & Foerster LLP regarding the 6.875% senior notes and guarantees thereof.

5.2	Opinion of McDonald Carano Wilson LLP regarding the 6.875% senior notes and guarantees thereof.

5.3	Opinion of Jones Walker LLP regarding the 6.875% senior notes and guarantees thereof.

5.4	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC regarding the 6.875% senior notes and guarantees thereof.

5.5	Opinion of Ice Miller LLP regarding the 6.875% senior notes and guarantees thereof.

5.6	Opinion of Brownstein Hyatt Farber Schreck, LLP regarding the 6.875% senior notes and guarantees thereof.

5.7	Opinion of Greenberg Traurig, LLP regarding the 6.875% senior notes and guarantees thereof.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).